FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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PETROLEUM & RESOURCES CORPORATION
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Petroleum & Resources Corporation
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010

Item 1. Reports to Stockholders.

 corresp

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of Petroleum & Resources Corporation (the “Corporation”) for the six months ended June 30, 2010. Also provided are the report of the independent registered public accounting firm, a schedule of investments, and other financial information.

The tragic accident and oil spill in the Gulf of Mexico in April, in which eleven lives were lost and the coastlines of several states affected, have had a major impact on the energy industry in the Unites States. Clean up efforts are likely to continue for a long time. Safety concerns as well as the pollution of water and beaches have led the U.S. government to declare a moratorium on deepwater drilling for six months and a reassessment of regulations on shallow water activities. The companies directly involved in the oil spill have lost as much as 50% of their market value and the stocks of the rest of the industry have been under intense pressure. In the short term, production and revenue losses will depend on the length of time companies will have to forgo operations in the Gulf of Mexico; in the longer term, additional restrictions and regulation of offshore drilling will drive the price of crude oil higher due to higher operating costs as well as access to fewer reservoirs. As we get clarification on the regulatory environment and evaluate our holdings in that light, we will no doubt continue to make adjustments to the portfolio to reflect what is a very different outlook for the energy industry than we held just three months ago.

Net assets of the Corporation at June 30, 2010 were $22.90 per share on 24,339,526 shares outstanding, compared with $26.75 per share at December 31, 2009 on 24,327,307 shares outstanding. On March 1, 2010, a distribution of $0.10 per share was paid, consisting of $0.01 from 2009 investment income, $0.05 from 2009 short-term capital gain, $0.02 from 2009 long-term capital gain, and $0.02 form 2010 investment income, all taxable in 2010. A 2010 investment income dividend of $0.10 per share was paid June 1, 2010, and $0.10 per share investment income dividend has been declared to shareholders of record August 13, 2010, payable September 1, 2010.

Net investment income for the six months ended June 30, 2010 amounted to $4,185,877, compared with $3,468,336 for the same six month period in 2009. These earnings are equal to $0.17 and $0.15 per share, respectively.

Net capital gain realized on investments for the six months ended June 30, 2010 amounted to $9,993,596, or $0.41 per share.

For the six months ended June 30, 2010, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was (13.6)%. The total return on the market value of the Corporation’s shares for the period was (15.1)%. These compare to a (12.7)% total return in the Dow Jones U.S. Oil and Gas Index, a (9.8)% total return in the Dow Jones U.S. Basic Materials Index, and a (6.7)% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) over the same time period.

For the twelve months ended June 30, 2010, the Corporation’s total return on net asset value was 4.3% and on market value was 3.6%. Comparable figures for the Dow Jones U.S. Oil & Gas Index, the Dow Jones U.S. Basic Materials Index, and the S&P 500 were 1.5%, 25.8%, and 14.4%, respectively.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content.

Beginning August 2010, we will be updating our website with investment returns on NAV and market price on a monthly basis.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

July 14, 2010

PORTFOLIO REVIEW

June 30, 2010

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$72,389,300	13.0%
Chevron Corp.	63,788,400	11.5
Occidental Petroleum Corp.	30,373,955	5.4
Schlumberger Ltd.	26,286,500	4.7
ConocoPhillips	17,181,500	3.1
Apache Corp.	16,838,000	3.0
Freeport-McMoRan Copper & Gold Inc.	16,260,750	2.9
Royal Dutch Shell plc ADR	16,205,994	2.9
Noble Energy, Inc.	15,685,800	2.8
Praxair, Inc.	14,932,643	2.7

Total	$289,942,842	52.0%

SECTOR WEIGHTINGS

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010

Assets
Investments* at value:
Common stocks (cost $386,716,611)	$537,679,300
Short-term investments (cost $21,323,732)	21,323,732
Securities lending collateral (cost $14,969,735)	14,969,735	$573,972,767
Cash		195,512
Receivables:
Investment securities sold		1,566,722
Dividends and interest		532,765
Prepaid expenses and other assets		408,516
Total Assets		576,676,282
Liabilities
Investment securities purchased		739,800
Open written option contracts* at value (proceeds $634,465)		760,026
Obligations to return securities lending collateral		14,969,735
Accrued pension liabilities		2,432,582
Accrued expenses and other liabilities		428,526
Total Liabilities		19,330,669
Net Assets		$557,345,613
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 24,339,526 shares (includes 27,663 restricted shares, 8,800 nonvested or deferred restricted stock units, and 3,747 deferred stock units) (note 6)		$24,340
Additional capital surplus		398,641,042
Accumulated other comprehensive income (note 5)		(1,281,537)
Undistributed net investment income		(583,418)
Undistributed net realized gain on investments		9,708,058
Unrealized appreciation on investments		150,837,128
Net Assets Applicable to Common Stock		$557,345,613
Net Asset Value Per Share of Common Stock		$22.90

* See Schedule of Investments on page 11 and Schedule of Outstanding Written Option Contracts on page 13.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2010

Investment Income
Income:
Dividends	$6,042,168
Interest and other income	30,426
Total income	6,072,594
Expenses:
Investment research	636,249
Administration and operations	460,978
Directors’ fees	198,311
Reports and stockholder communications	125,909
Investment data services	82,741
Travel, training, and other office expenses	80,911
Transfer agent, registrar, and custodian	73,145
Auditing and accounting services	60,414
Occupancy	58,088
Insurance	34,174
Legal services	18,937
Other	56,860
Total expenses	1,886,717
Net Investment Income	4,185,877
Change in Accumulated Other Comprehensive Income (note 5)	69,335
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	9,369,456
Net realized gain on written option contracts	624,140
Change in unrealized appreciation on investments	(102,514,983)
Change in unrealized appreciation on written option contracts	(309,235)
Net Loss on Investments	(92,830,622)
Change in Net Assets Resulting from Operations	$(88,575,410)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
From Operations:
Net investment income	$4,185,877	$6,706,626
Net realized gain on investments	9,993,596	24,709,496
Change in unrealized appreciation on investments	(102,824,218)	102,205,614
Change in accumulated other comprehensive income (note 5)	69,335	2,327,392
Change in net assets resulting from operations	(88,575,410)	135,949,128
Distributions to Stockholders from:
Net investment income	(3,161,308)	(8,800,886)
Net realized gain from investment transactions	(1,687,184)	(24,485,239)
Decrease in net assets from distributions	(4,848,492)	(33,286,125)
From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	8,964	13,102,449
Cost of shares purchased (note 4)	—	(4,043,629)
Deferred compensation (notes 4, 6)	42,228	59,558
Change in net assets from capital share transactions	51,192	9,118,378
Total Change in Net Assets	(93,372,710)	111,781,381

Net Assets:
Beginning of period	650,718,323	538,936,942
End of period (including undistributed net investment income of $(583,418) and $(1,607,987) respectively)	$557,345,613	$650,718,323

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the “Corporation”) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed closed-end fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation—The Corporation’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Corporation’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,

•	Level 3 — fair value is determined using the Corporation’s own assumptions, developed based on the best information available in the circumstances.

The Corporation’s investments at June 30, 2010 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$537,679,300	$—	$—	$537,679,300
Short-term investments	14,644,944	6,678,788	—	21,323,732
Securities lending collateral	14,969,735	—	—	14,969,735
Total investments	$567,293,979	$6,678,788	$—	$573,972,767

Written options	$(760,026)	$—	$—	$(760,026)

There were no transfers into or from Level 1 or Level 2 during the six months ended June 30, 2010.

2.    FEDERAL INCOME TAXES

No federal income tax provision is required since the Corporation’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of June 30, 2010, the identified cost of securities for federal income tax purposes was $423,010,078, and net unrealized appreciation aggregated $150,962,689, consisting of gross unrealized appreciation of $201,690,296 and gross unrealized depreciation of $(50,727,607).

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Corporation’s retirement plans and equity-based compensation. Differences that are permanent are periodically reclassified in the capital accounts of the Corporation’s financial statements and have no impact on net assets.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2010 were $76,700,373 and $71,593,945, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Corporation is subject to changes in the value of equity securities held (equity price risk) in the normal course of pursuing its investment objectives. The Corporation may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Corporation has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Corporation to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of June 30, 2010 can be found on page 13.

When the Corporation writes (purchases) an option, an amount equal to the premium received (paid) by the Corporation is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the six months ended June 30, 2010 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2009	1,435	$153,916	812	$188,773
Options written	5,459	561,090	5,822	876,171
Options terminated in closing purchase transactions	(367)	(39,928)	(197)	(23,653)
Options expired	(3,130)	(291,366)	(2,932)	(483,095)
Options exercised	(563)	(60,154)	(1,692)	(247,289)
Options outstanding, June 30, 2010	2,834	$323,558	1,813	$310,907

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

During 2010, the Corporation has issued 375 shares of its Common Stock at a weighted average price of $23.86 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 28, 2009, the Corporation issued 580,521 shares of its Common Stock at a price of $22.54 per share (the average market price on December 9, 2009) to stockholders of record on November 20, 2009 who elected to take stock in payment of the distribution from 2009 capital gain and investment income. During 2009, 896 shares were issued at a weighted average price of $19.45 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2010 and 2009 were as follows:

	Shares		Amount
	Six months ended June 30, 2010	Year ended December 31, 2009	Six months ended June 30, 2010	Year ended December 31, 2009
Shares issued in payment of dividends	375	581,417	$8,964	$13,102,449
Shares purchased (at a weighted average discount from net asset value of 11.9%)	—	(215,835)	—	(4,043,629)
Net activity under the 2005 Equity Incentive Compensation Plan	11,844	3,069	42,228	59,558
Net change	12,219	368,651	$51,192	$9,118,378

5.    RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Both plans were frozen as of October 1, 2009. Benefits are based on length of service and compensation during the last five years of employment

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation made contributions of $15,604 to the plans during the six months ended June 30, 2010, and anticipates making additional contributions of up to $500,000 over the remainder of 2010.

Items impacting the Corporation’s earnings were:

	Six months ended June 30, 2010	Year ended December 31, 2009
Components of net periodic pension cost
Service cost	$—	$174,661
Interest cost	129,907	400,099
Expected return on plan assets	(81,683)	(196,462)
Prior service cost component	—	11,397
Net loss component	70,168	322,484
Effect of settlement (non-recurring)	—	983,675
Effect of curtailment (non-recurring)	—	50,803
Net periodic pension cost	$118,392	$1,746,657

	Six months ended June 30, 2010	Year ended December 31, 2009
Changes recognized in accumulated other comprehensive income
Net loss	$(833)	$(1,067,829)
Amortization of net loss	70,168	322,484
Amortization of prior service cost	—	11,397
Effect of settlement (non-recurring)	—	983,675
Effect of curtailment (non-recurring)	—	2,077,665
Change in accumulated other comprehensive income	$69,335	$2,327,392

The Corporation also sponsors qualified and nonqualified defined contribution plans. The Corporation expensed contributions to the plans in the amount of $34,118 for six months ended June 30, 2010. The Corporation does not provide postretirement medical benefits.

6.    EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate ten years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of June 30, 2010, and changes during the six month period then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2009	19,143	$8.88	2.49
Exercised	(4,322)	8.69	—
Cancelled	—	—	—
Outstanding at June 30, 2010	14,821	$8.84	2.14
Exercisable at June 30, 2010	5,292	$11.10	0.66

The options outstanding as of June 30, 2010 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$5.00-$6.99	5,185	$5.52	2.50
$7.00-$8.99	864	8.69	1.50
$9.00-$10.99	4,344	10.06	3.50
$11.00-$12.99	4,428	11.57	0.50
Outstanding at June 30, 2010	14,821	$8.84	2.14

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the six months ended June 30, 2010 was $(38,470).

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payments of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at June 30, 2010 is 800,970 shares.

A summary of the status of the Corporations’s awards granted under the 2005 Plan as of June 30, 2010, and changes during the six month period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2009	34,502	$28.41
Granted:
Restricted stock	12,275	24.43
Restricted stock units	3,600	23.65
Deferred stock units	365	23.95
Vested & issued	(7,775)	27.54
Forfeited	(2,757)	31.34
Balance at June 30, 2010 (includes 25,577 performance-based awards and 14,633 nonperformance-based awards)	40,210	$26.70

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for the period ended June 30, 2010 for restricted stock granted to employees were $33,893. The total compensation costs for the period ended June 30, 2010 for restricted stock units granted to non-employee directors were $39,561. As of June 30, 2010, there were total unrecognized compensation costs of $460,700, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.84 years. The total fair value of shares and units vested during the six month period ended June 30, 2010 was $189,397.

7.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the six months ended June 30, 2010 to officers and directors amounted to $1,228,012, of which $246,481 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Cash deposits are placed in a registered money market fund. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At June 30, 2010, the Corporation had securities on loan of $14,382,730 and held cash collateral of $14,969,735. The Corporation is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. OPERATING LEASE COMMITMENT

The Corporation shares office space and equipment with its non-controlling affiliate, The Adams Express Company, under operating lease agreements expiring at various dates through the year 2016. Rental payments are based on a predetermined cost sharing methodology. The Corporation recognized rental expense of $49,073 in the first half of 2010, and its estimated portion of future minimum rental commitments are as follows:

2010	$47,999
2011	95,850
2012	93,791
2013	91,736
2014	91,810
2015 & 2016	140,933
Total	$562,119

FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2010		June 30, 2009		Year Ended December 31
					2009	2008	2007	2006	2005
Per Share Operating Performance

Net asset value, beginning of period	$26.75		$22.49		$22.49	$42.99	$36.61	$35.24	$28.16

Net investment income	0.17		0.15		0.28	0.43	0.46	0.47	0.53*

Net realized gains and increase (decrease) in unrealized appreciation	(3.82)		0.89		5.37	(17.71)	10.37	4.91	8.29

Change in accumulated other comprehensive income (note 5)	0.00		(0.01)		0.10	(0.07)	0.00	(0.09)	—

Total from investment operations	(3.65)		1.03		5.75	(17.35)	10.83	5.29	8.82

Less distributions

Dividends from net investment income	(0.13)		(0.21)		(0.37)	(0.38)	(0.49)	(0.47)	(0.56)

Distributions from net realized gains	(0.07)		(0.05)		(1.03)	(2.61)	(3.82)	(3.33)	(1.22)

Total distributions	(0.20)		(0.26)		(1.40)	(2.99)	(4.31)	(3.80)	(1.78)

Capital share repurchases	0.00		0.02		0.02	0.08	0.10	0.15	0.10

Reinvestment of distributions	0.00		0.00		(0.11)	(0.24)	(0.24)	(0.27)	(0.06)

Total capital share transactions	0.00		0.02		(0.09)	(0.16)	(0.14)	(0.12)	0.04

Net asset value, end of period	$22.90		$23.28		$26.75	$22.49	$42.99	$36.61	$35.24

Market price, end of period	$19.97		$20.44		$23.74	$19.41	$38.66	$33.46	$32.34

Total Investment Return

Based on market price	(15.1)%		6.7%		30.3%	(42.2)%	28.9%	15.3%	32.3%

Based on net asset value	(13.6)%		4.9%		26.7%	(39.8)%	31.0%	15.7%	32.0%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$557,346		$552,908		$650,718	$538,937	$978,920	$812,047	$761,914

Ratio of expenses to average net assets	0.60%	†	0.87%	†	0.96%††	0.51%	0.54%	0.60%	0.59%

Ratio of net investment income to average net assets	1.33%	†	1.32%	†	1.18%††	1.10%	1.12%	1.22%	1.61%

Portfolio turnover	11.73%		8.45%		14.35%	16.89%	7.36%	9.95%	10.15%

Number of shares outstanding at end of period (in 000’s)	24,340		23,746		24,327	23,959	22,768	22,181	21,621

*	In 2005, the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.’s reorganization.
†	Ratios presented on an annualized basis.
††	For 2009, the ratios of expenses and net investment income to average net assets were 0.78% and 1.36%, respectively, after adjusting for non-recurring pension expenses.

SCHEDULE OF INVESTMENTS

June 30, 2010

	Shares	Value (A)
Stocks — 96.5%

Energy — 72.7%
Exploration & Production — 22.4%
Anadarko Petroleum Corp. (E)	300,000	$10,827,000
Apache Corp.	200,000	16,838,000
Devon Energy Corp.	110,000	6,701,200
Energen Corp.	250,000	11,082,500
EOG Resources, Inc.	120,000	11,804,400
Forest Oil Corp. (C)	100,000	2,736,000
Newfield Exploration Co. (C)	50,000	2,443,000
Noble Energy, Inc.	260,000	15,685,800
Oasis Petroleum, Inc. (C)	200,000	2,900,000
Occidental Petroleum Corp.	393,700	30,373,955
Pioneer Natural Resources Co.	140,000	8,323,000
Southwestern Energy Co. (C)	134,400	5,193,216

		124,908,071

Integrated — 34.0%
Chevron Corp.	940,000	63,788,400
ConocoPhillips	350,000	17,181,500
Exxon Mobil Corp. (F)	1,268,430	72,389,300
Hess Corp.	250,000	12,585,000
Royal Dutch Shell plc ADR (B)	322,700	16,205,994
Total S.A. ADR	162,000	7,231,680

		189,381,874

Pipelines — 2.2%
Spectra Energy Corp.	208,812	4,190,857
Williams Companies, Inc.	450,000	8,226,000

		12,416,857

Services — 14.1%
Baker Hughes, Inc.	105,000	4,364,850
Halliburton Co.	400,000	9,820,000
Nabors Industries Ltd. (C)	520,000	9,162,400
National Oilwell Varco, Inc.	138,538	4,581,452
Noble Corp. (C)(E)	270,000	8,345,700
Schlumberger Ltd.	475,000	26,286,500
Transocean Ltd. (C)	257,953	11,950,962
Weatherford International, Ltd. (C)	300,000	3,942,000

		78,453,864

Basic Materials — 13.2%
Chemicals — 5.4%
Dow Chemical Co.	320,800	7,609,376
Potash Corporation of Saskatchewan Inc.	90,000	7,761,600
Praxair, Inc.	196,508	14,932,643

		30,303,619

Industrial Metals — 4.1%
Cliffs Natural Resources Inc. (E)	139,000	6,555,240
Freeport-McMoRan Copper & Gold Inc.	275,000	16,260,750

		22,815,990

Mining — 3.7%
CONSOL Energy Inc.	125,000	4,220,000
International Coal Group, Inc. (B) (C)	3,000,000	11,550,000
Massey Energy Co. (E)	172,500	4,717,875

		20,487,875

Utilities — 10.6%
AGL Resources Inc.	165,000	5,910,300
EQT Corp.	300,000	10,842,000
MDU Resources Group, Inc.	375,000	6,761,250
National Fuel Gas Co.	200,000	9,176,000
New Jersey Resources Corp.	290,000	10,208,000
Northeast Utilities	200,000	5,096,000
Questar Corp.	240,000	10,917,600

		58,911,150

Total Stocks (Cost $386,716,611)		$537,679,300

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2010

	Prin. Amt/ Shares	Value (A)
Short-Term Investments — 3.8%
Commercial Paper — 1.2%
Chevron Funding Corp., 0.14%, due 07/07/10	$4,179,000	$4,178,903
HSBC Finance Corp., 0.15%, due 07/12/10	$2,500,000	2,499,885

		6,678,788

Money Market Funds — 2.6%
Fidelity Institutional Money Market - Government Portfolio, 0.04% (D)	23,449	23,449
RBC U.S. Government Money Market (Institutional Class I), 0.12% (D)	14,573,116	14,573,116
Vanguard Federal Money Market, 0.02% (D)	18,649	18,649
Western Asset Institutional Government Money Market (Class I), 0.10% (D)	29,730	29,730

		14,644,944

Total Short-Term Investments
(Cost $21,323,732)		21,323,732

Total Securities Lending Collateral — 2.7%
(Cost $14,969,735 )

Money Market Funds — 2.7%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.21% (D)	14,969,735	14,969,735

Total Investments — 103.0%		573,972,767
(Cost $423,010,078 )
Cash, receivables, prepaid expenses and other assets, less liabilities — (3.0)%		(16,627,154)

Net Assets — 100%		557,345,613

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $9,730,044.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $7,529,000.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

June 30, 2010

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Value

COVERED CALLS
750	Anadarko Petroleum Corp.	$ 42.50	Jul	10	$(48,000)
350	Anadarko Petroleum Corp.	47.50	Aug	10	(42,700)
334	Cliffs Natural Resources Inc.	90	Jul	10	(1,336)
400	Massey Energy Co.	55	Jul	10	(1,200)
500	Noble Corp.	32	Jul	10	(45,000)
500	Noble Corp.	31	Aug	10	(112,500)

2,834					(250,736)

COLLATERALIZED PUTS
500	Baker Hughes, Inc.	39	Aug	10	(112,500)
110	Cliffs Natural Resources Inc.	48	Jul	10	(35,750)
500	Halliburton Co.	24	Aug	10	(89,500)
75	Massey Energy Co.	44	Jul	10	(126,000)
128	Praxair, Inc.	70	Jul	10	(7,040)
500	Schlumberger Ltd.	52.50	Aug	10	(138,500)

1,813					(509,290)

					$(760,026)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF PETROLEUM & RESOURCES CORPORATION:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (the “Corporation”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Corporation’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 16, 2010

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended June 30, 2010

(unaudited)

	Shares
	Additions		Reductions		Held June 30, 2010
Anadarko Petroleum Corp.	110,000				300,000
Cliffs Natural Resources Inc.	11,140				139,000
Dow Chemical Co.	320,800				320,800
Exxon Mobil Corp.	248,430	(1)			1,268,430
Forest Oil Corp.	10,523				100,000
Freeport-McMoran Copper & Gold Inc.	40,000				275,000
Halliburton Co.	50,000		350,000		400,000
Massey Energy Co.	12,500				172,500
Oasis Petroleum, Inc.	200,000				200,000
Schlumberger Ltd.	225,000				475,000
Southwestern Energy Co.	10,000				134,400
New Jersey Resources Corp.			10,000		290,000
Noble Corp.			370,000		270,000
Occidental Petroleum Corp.			46,300		393,700
Southwest Gas Corp.			77,070		—
Total S.A. ADR			38,000		162,000
Transocean Ltd.			50,000		257,953
Weatherford International, Ltd.			70,000		300,000
WGL Holdings, Inc.			222,275		—
XTO Energy Inc.			426,500	(1)	—

(1)	Received 248,430 shares of Exxon Mobil Corp. for 350,000 shares of XTO Energy Inc.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*		Distributions From Net Realized Gains Per Share*		Total Dividends and Distributions Per Share*		Annual Rate of Distribution**
2000	$688,172,867	21,053,644	$32.69	$27.31	$.39		$1.35		$1.74		6.99%
2001	526,491,798	21,147,563	24.90	23.46	.43		1.07		1.50		5.61
2002	451,275,463	21,510,067	20.98	19.18	.43		.68		1.11		5.11
2003	522,941,279	21,736,777	24.06	23.74	.38		.81		1.19		5.84
2004	618,887,401	21,979,676	28.16	25.78	.44		.88		1.32		5.40
2005	761,913,652	21,621,072	35.24	32.34	.56		1.22		1.78		5.90
2006	812,047,239	22,180,867	36.61	33.46	.47		3.33		3.80		11.26
2007	978,919,829	22,768,250	42.99	38.66	.49		3.82		4.31		11.61
2008	538,936,942	23,958,656	22.49	19.41	.38		2.61		2.99		8.88
2009	650,718,323	24,327,307	26.75	23.74	.37		1.03		1.40		6.57
June 30, 2010	557,345,613	24,339,526	22.90	19.97	.23	†	.07	†	.30	†	—

*	Adjusted for 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.
†	Paid or declared.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and the Corporation’s proxy voting record for the 12-month period ended June 30, 2010 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website at www.peteres.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Corporation

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [2,4]
Phyllis O. Bonanno [2,4]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,3], [5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Nancy J.F. Prue	Executive Vice President
David D. Weaver	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Brian S. Hook	Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (6/30/10)	$19.97
Net Asset Value (6/30/10)	$22.90
Discount:	12.8%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2010

From Investment Income (paid or declared)	$0.23
From Net Realized Gains	0.07

Total	$0.30

2010 Dividend Payment Dates

March 1, 2010

June 1, 2010

September 1, 2010

December 27, 2010*

*Anticipated

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	--------------------		--------------------	--------------------		--------------------
January 2010	0		$0.00	0		1,187,329
February 2010	0		$0.00	0		1,187,329
March 2010	0		$0.00	0		1,187,329
April 2010	0		$0.00	0		1,187,329
May 2010	0		$0.00	0		1,187,329
June 2010	0		$0.00	0		1,187,329(2)
	--------------------		--------------------	--------------------
Total	0	(1)	$0.00	0	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 10, 2009.

(2.b) The share amount approved in 2009 was 5% of outstanding shares, or 1,187,329 shares.

(2.c) Unless reapproved, the Plan will expire on December 31, 2010.

(2.d) None.

(2.e) None.

Item 10. Submissions of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Not applicable. See registrant's response to Item 2 above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Petroleum & Resources Corporation

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	July 23, 2010

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	July 23, 2010